SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                December 20, 2002

                               eMagin Corporation
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             (Exact name of registrant as specified in its charter)

              Delaware                                 000-24757                              88-0378451
--------------------------------------    -------------------------------------    ----------------------------------
   (State or Other Jurisdiction of              (Commission File Number)            (I.R.S. Employer Identification
           Incorporation)                                                                       Number)

                2070 Route 52, Hopewell Junction, New York 12533
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               (Address of principal executive offices) (zip code)

                                 (845) 892-1900
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              (Registrant's telephone number, including area code)
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ITEM 5.  OTHER EVENTS.

     eMagin Corporation ("eMagin" or the "Company") and The Travelers Insurance Company ("Travelers") entered into an eleventh amendment agreement to amend and extend the maturity date of the Convertible Promissory Note (the "Travelers Convertible Note") dated August 20, 2001, issued under the Note Purchase Agreement entered into as of August 20, 2001 by and between eMagin and Travelers. The amendment agreement extends the maturity date of the Travelers Convertible Note from December 31, 2002 to January 31, 2003.

     In addition, eMagin and Mr. Mortimer D.A. Sackler ("Sackler") entered into a fifth amendment agreement to amend and extend the maturity date of the Secured Promissory Note (the "Sackler Secured Note") dated June 20, 2002, issued under the Secured Note Purchase Agreement entered into as of June 20, 2002, by and between eMagin and Sackler. As well, eMagin and Sackler entered into a fifth amendment agreement to amend and extend the maturity date of the Secured Convertible Promissory Notes (the "Sackler Secured Convertible Notes"), issued under the Secured Note Purchase Agreement entered into as of November 27, 2001, by and between eMagin and Sackler, as amended by the Omnibus Amendment, Waiver and Consent Agreement dated January 14, 2002, and the Subscription Agreements dated January 14, 2002. The amendment agreements extends the maturity date of the Sackler Secured Note and the Sackler Secured Convertible Notes from December 20, 2002 to January 31, 2003.

     In addition, eMagin and Ginola Limited ("Ginola"), an assignee of Rainbow Gate Corporation, entered into a fifth amendment agreement to amend and extend the maturity date of the Secured Convertible Promissory Note (the "Ginola Secured Convertible Note") dated November 27, 2002, issued under the Secured Note Purchase Agreement entered into as of November 27, 2001, by and between eMagin and Rainbow Gate Corporation, as amended by the Omnibus Amendment, Waiver and Consent Agreement dated January 14, 2002. The amendment agreement extends the maturity date of the Ginola Secured Convertible Note from December 20, 2002 to January 31, 2003.

     Further, eMagin and Mr. Jack Rivkin ("Rivkin") entered into a fifth amendment agreement to amend and extend the maturity date of the Secured Convertible Promissory Note (the "Rivkin Secured Convertible Note") dated November 27, 2001, issued under the Secured Note Purchase Agreement entered into as of November 27, 2001 by and between eMagin and Rivkin. The amendment agreement extends the maturity date of the Rivkin Secured Convertible Note from December 31, 2002 to January 31, 2003.

     The foregoing description is only a summary of the transactions described and is qualified in its entirety by the amendments to the notes attached as exhibits to this Form 8-K, which exhibits are incorporated herein by reference.

ITEM 7.  EXHIBITS.

         Exhibit
         Number     Description
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         10.1       Amendment No. 11 to Convertible  Promissory Note dated as of
                    December 31, 2002.

         10.2 Amendment No. 5 to Secured Promissory Note dated as of December 20, 2002.

         10.3 Amendment No. 5 to the Secured Convertible Promissory Notes dated as of December 20, 2002.

         10.4 Amendment No. 5 to the Secured Convertible Promissory Note dated as of December 20, 2002.

         10.5 Amendment No. 5 to Convertible Promissory Note dated as of December 23, 2002.

                                      -3-
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                                   SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                EMAGIN CORPORATION

                                By: /s/ Gary W. Jones
                                   --------------------------------------------
                                   Name:  Gary W. Jones
                                   Title:  President and Chief Executive Officer

Dated: January 8, 2003